UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road	77056-5306
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 989-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

X	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 14, 2011, a special committee (the “Special Committee”) of the Board of Directors (the “Board”) of Southern Union Company (the “Company”) received an unsolicited letter (the “Williams Letter”) containing a proposal by The Williams Companies, Inc. (“Williams”) to acquire all of the outstanding shares of the Company for $44.00 per share in cash (the “Second Williams Proposal”).  The foregoing description of the Williams Letter and the Second Williams Proposal are qualified in their entirety by the Williams Letter, a copy of which is furnished herewith as Exhibit 99.1.

On July 14, 2011, the Company issued a press release acknowledging receipt of the Williams Letter and the Second Williams Proposal and stating that the Special Committee will review the Second Williams Proposal consistent with its fiduciary duties and its obligations under the July 4, 2011 Amended and Restated Agreement and Plan of Merger with Energy Transfer Equity, L.P. and Sigma Acquisition Corporation (the “Amended Merger Agreement”).  A copy of the press release is furnished herewith as Exhibit 99.2.

At this time, the Board reaffirms its recommendation of the Amended Merger Agreement.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events.

To the extent required, the information included in Item 7.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	July 14, 2011 Letter from The Williams Companies, Inc. to the Special Committee of the Board of Directors of Southern Union Company.
99.2*	Press Release issued by Southern Union Company on July 14, 2011.

________________________

*
In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not “filed” with the SEC for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN UNION COMPANY

July 14, 2011                                                                                                                By: /s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President, Assistant General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1*	July 14, 2011 Letter from The Williams Companies, Inc. to the Special Committee of the Board of Directors of Southern Union Company.
99.2*	Press Release issued by Southern Union Company on July 14, 2011.

________________________

*
In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not “filed” with the SEC for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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